UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 29, 2006
BabyUniverse, Inc.

(Exact name of registrant as specified in its charter)

Florida	1-32577	65-0797093

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 South US Highway One, Suite 500, Jupiter, Florida		33477

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (561) 277-6400
N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01	Entry into a Material Definitive Agreement	1
Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant	1
Item 8.01	Other Events	1
Item 9.01	Financial Statements and Exhibits	1

i

Item 1.01 Entry into a Material Definitive Agreement.
     On December 29, 2006, BabyUniverse, Inc. (the “Company”) entered into a Loan Agreement (the “Loan Agreement”) with Lydian Private Bank, pursuant to which Lydian Private Bank provided a term loan of $2,000,000 to the Company (the “Loan”), evidenced by a Promissory Note in that principal amount dated December 29, 2006 (the “Note”). The Loan bears interest at a floating rate of interest equal to the base rate on corporate loans posted by at least 75% of the nation’s largest banks, known as the “Wall Street Journal Prime,” which interest is payable monthly beginning on February 1, 2007. The maturity date of the Loan is July 1, 2008, at which time all outstanding principal and accrued but unpaid interest thereunder must be repaid to Lydian Private Bank.
     As security for the Loan, Wyndcrest Baby Universe Holdings II, LLC, a Florida limited liability company, and Wyndcrest BabyUniverse Holdings III, LLC, a Florida limited liability company, each of which is controlled by John C. Textor, the Company’s Chairman and Chief Executive Officer, pledged to Lydian Private Bank shares of the Company’s Common Stock held by them, which shares also serve as collateral under a loan previously extended to such pledgors by Lydian Private Bank. In addition, each such pledgor and Mr. Textor have executed a guaranty of the Loan in favor of Lydian Private Bank. The Loan Agreement and the Note contain customary events of default for facilities of this type; upon the occurrence of any such event of default, Lydian Private Bank shall be entitled to all rights and remedies available to it against the Company under law and the Loan Agreement and the Note, including, without limitation, the right to accelerate and demand immediate repayment of all sums due thereunder.
     The foregoing description is qualified in its entirely by reference to the Loan Agreement dated as of December 29, 2006 attached hereto as Exhibit 10.1 and the Promissory Note dated December 29, 2006 attached hereto as Exhibit 10.2, each of which is incorporated herein by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The information contained in Item 1.01 of this Current Report on Form 8-K with respect to the Loan is incorporated herein by reference and made a part hereof.
Item 8.01 Other Events.
     On January 3, 2007, the Company issued a press release announcing the Loan referenced in Item 1.01 of this Current Report on Form 8-K. The press release is attached hereto as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits

The following Exhibits are filed as a part of this Current Report on Form 8-K:

Exhibit No.	Description
10.1	Loan Agreement dated as of December 29, 2006 between BabyUniverse, Inc. and Lydian Private Bank

10.2	Promissory Note dated December 29, 2006

99.1	Press Release dated January 3, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BabyUniverse, Inc.
Dated: January 5, 2007	By:	/s/ John C. Textor
John C. Textor
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Loan Agreement dated as of December 29, 2006 between BabyUniverse, Inc. and Lydian Private Bank

10.2	Promissory Note dated December 29, 2006

99.1	Press Release dated January 3, 2007